EXHIBIT 99.2

                        PIONEER NATURAL RESOURCES COMPANY

                      CONSOLIDATED STATEMENTS OF OPERATIONS
                    (in thousands, except for per share data)
                                   (Unaudited)

                                                  Three months ended           Year ended
                                                      December 31,             December 31,
                                                ----------------------    ----------------------
                                                  2002         2001         2002         2001
                                                ---------    ---------    ---------    ---------
Revenues and other income:
   Oil and gas                                  $ 195,494    $ 172,337    $ 701,780    $ 847,022
   Interest and other                               2,133         (815)      11,222       21,778
   Gain (loss) on disposition of assets, net           58         (996)       4,432        7,681
                                                 --------     --------     --------     --------
                                                  197,685      170,526      717,434      876,481
                                                 --------     --------     --------     --------
Costs and expenses:
   Oil and gas production                          48,865       50,175      199,570      209,664
   Depletion, depreciation and amortization  -
     oil and gas                                   58,008       49,808      207,623      208,735
   Depletion, depreciation and amortization -
     other                                          2,286        3,202        8,752       13,897
   Exploration and abandonments                    28,590       33,774       85,894      127,906
   General and administrative                      13,260       10,362       48,402       36,968
   Interest                                        24,410       29,821       95,815      131,958
   Other                                            1,997       10,491       17,256       39,588
                                                 --------     --------     --------     --------
                                                  177,416      187,633      663,312      768,716
                                                 --------     --------     --------     --------
Income (loss) before income taxes and
   extraordinary items                             20,269      (17,107)      54,122      107,765
Income tax (provision) benefit                     (1,847)       1,371       (5,063)      (4,016)
                                                 --------     --------     --------     --------
Income (loss) before extraordinary items           18,422      (15,736)      49,059      103,749
Extraordinary items - losses on early
   extinguishment of debt, net of tax                  (2)      (5,127)     (22,346)      (3,753)
                                                 --------     --------     --------     --------
Net income (loss)                               $  18,420    $ (20,863)   $  26,713    $  99,996
                                                 ========     ========     ========     ========
Net income (loss) per share:
   Basic:
     Income (loss) before extraordinary items   $     .16    $    (.16)   $     .44    $    1.05
     Extraordinary items                              -           (.05)        (.20)        (.04)
                                                 --------     --------     --------     --------
       Net income (loss)                        $     .16    $    (.21)   $     .24    $    1.01
                                                 ========     ========     ========     ========
   Diluted:
     Income (loss) before extraordinary items   $     .16    $    (.16)   $     .43    $    1.04
     Extraordinary items                             -            (.05)        (.20)        (.04)
                                                 --------     --------     --------     --------
       Net income (loss)                        $     .16    $    (.21)   $     .23    $    1.00
                                                 ========     ========     ========     ========
Weighted average shares outstanding:
   Basic                                          116,445       98,925      112,542       98,529
                                                 ========     ========     ========     ========
   Diluted                                        118,440       98,925      114,288       99,714
                                                 ========     ========     ========     ========

                        PIONEER NATURAL RESOURCES COMPANY

                      CONDENSED CONSOLIDATED BALANCE SHEETS
                                 (in thousands)
                                   (Unaudited)

                                                          December 31,    December 31,
                                                              2002            2001
                                                          -----------     -----------
ASSETS

Current assets:
  Cash and cash equivalents                               $     8,490     $    14,334
  Accounts receivable                                          98,222          82,211
  Inventories                                                  10,648          14,549
  Deferred income taxes                                        13,900           6,400
  Other current assets                                         15,833         138,149
                                                           ----------      ----------
       Total current assets                                   147,093         255,643
                                                           ----------      ----------
Property, plant and equipment, at cost:
  Oil and gas properties, using the successful efforts
     method of accounting                                   4,471,970       3,879,568
  Accumulated depletion, depreciation and amortization     (1,303,541)     (1,095,310)
                                                           ----------      ----------
                                                            3,168,429       2,784,258
                                                           ----------      ----------
Deferred income taxes                                          76,840          84,319
Other assets, net                                              62,754         146,833
                                                           ----------      ----------
                                                          $ 3,455,116     $ 3,271,053
                                                           ==========      ==========
LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
  Accounts payable                                        $   124,774     $    99,165
  Interest payable                                             37,458          37,410
  Other current liabilities                                   112,360          91,634
                                                           ----------      ----------
       Total current liabilities                              274,592         228,209
                                                           ----------      ----------
Long-term debt                                              1,668,536       1,577,304
Other noncurrent liabilities                                  128,331         166,383
Deferred income taxes                                           8,760          13,768
Stockholders' equity                                        1,374,897       1,285,389
                                                           ----------      ----------
                                                          $ 3,455,116     $ 3,271,053
                                                           ==========      ==========

                        PIONEER NATURAL RESOURCES COMPANY

                 CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
                                 (in thousands)
                                   (Unaudited)


                                                       Three months ended              Year ended
                                                           December 31,                December 31,
                                                     ------------------------    ------------------------
                                                        2002          2001          2002          2003
                                                     ----------    ----------    ----------    ----------
Cash flows from operations:
   Net income (loss)                                 $   18,420    $  (20,863)   $   26,713    $   99,996
   Depletion, depreciation and amortization              60,294        53,010       216,375       222,632
   Exploration expenses and abandonments                 21,180        23,513        64,617       103,595
   Deferred income taxes                                  1,171        (3,554)        2,788        (7,649)
   (Gain) loss on disposition of assets, net                (58)          996        (4,432)       (7,681)
   Interest related amortization                         (4,149)          243        (5,809)        8,689
   Commodity hedge related amortization                   6,183           715        26,490         6,199
   Extraordinary items - losses on early
      extinguishment of debt                                  2         5,127        22,346         3,753
   Other noncash items                                    3,308        14,676         9,301        14,944
   Changes in operating assets and liabilities:
      Accounts receivable                               (19,207)        4,379       (23,922)       41,295
      Inventories                                        (1,029)          145         3,023        (4,256)
      Other current assets                                 (908)         (509)       (1,836)       (6,304)
      Accounts payable                                   17,714         6,885          (342)         (541)
      Interest payable                                     (135)       (1,021)           48          (733)
      Other current liabilities                           1,205         1,894        (3,115)        1,661
                                                      ---------     ---------     ---------     ----------
Net cash provided by operating activities               103,991        85,636       332,245       475,600
Net cash used in investing activities                  (128,694)     (120,829)     (508,131)     (422,741)
Net cash provided by (used in) financing activities       7,029        29,147       170,873       (64,040)
                                                      ---------     ---------     ---------     ----------
Net decrease in cash and cash equivalents               (17,674)       (6,046)       (5,013)      (11,181)
Effect of exchange rate changes on cash
   and cash equivalents                                     662          (357)         (831)         (644)
Cash and cash equivalents, beginning
   of period                                             25,502        20,737        14,334        26,159
                                                      ---------     ---------     ---------     ---------
Cash and cash equivalents, end of period             $    8,490    $   14,334    $    8,490    $   14,334
                                                      =========     =========     =========     =========


                        PIONEER NATURAL RESOURCES COMPANY

                        SUMMARY PRODUCTION AND PRICE DATA


                                                  Three months ended          Year ended
                                                     December 31,            December 31,
                                                 --------------------    --------------------
                                                   2002        2001        2002        2001
                                                 --------    --------    --------    --------

Average Daily Production:
   Oil (Bbls) -                     U.S.           23,009      23,584      23,437      23,641
                                    Argentina       8,156      10,011       7,984       9,769
                                    Canada             83         851         124         831
                                                 --------    --------    --------    --------
                                    Total          31,248      34,446      31,545      34,241

   Natural gas liquids (Bbls) -     U.S.           20,915      19,862      20,512      19,815
                                    Argentina         818         512         696         547
                                    Canada            858         959         946       1,008
                                                 --------    --------    --------    --------
                                    Total          22,591      21,333      22,154      21,370

   Gas (Mcf) -                      U.S.          273,049     213,638     232,360     212,629
                                    Argentina      62,074      62,734      78,220      87,204
                                    Canada         44,763      51,394      48,365      50,481
                                                 --------    --------    --------    --------
                                    Total         379,886     327,766     358,945     350,314

Total Production:
   Oil (MBbls)                                      2,875       3,169      11,514      12,498
   Natural gas liquids (MBbls)                      2,078       1,963       8,086       7,800
   Gas (MMcf)                                      34,949      30,154     131,015     127,865
   Equivalent barrels (MBOE)                       10,778      10,157      41,436      41,609

Average Price*:
   Oil (per Bbl) -                  U.S.         $  23.41    $  22.58    $  23.66    $  24.34
                                    Argentina    $  21.66    $  20.07    $  20.63    $  23.79
                                    Canada       $  26.89    $  16.31    $  22.26    $  21.87
                                    Average      $  22.96    $  21.69    $  22.89    $  24.12

   Natural gas liquids (per Bbl) -  U.S.         $  15.85    $  11.92    $  13.77    $  16.88
                                    Argentina    $  17.98    $  10.74    $  14.56    $  19.29
                                    Canada       $  19.89    $  14.13    $  16.77    $  21.11
                                    Average      $  16.08    $  11.99    $  13.92    $  17.14

   Gas (per Mcf) -                  U.S.         $   3.27    $   3.38    $   3.16    $   4.10
                                    Argentina    $    .45    $   1.18    $    .48    $   1.31
                                    Canada       $   2.77    $   1.45    $   2.50    $   2.86
                                    Average      $   2.75    $   2.66    $   2.49    $   3.23
---------------

* Average prices include the effects of commodity hedges.

                        PIONEER NATURAL RESOURCES COMPANY

                            SUPPLEMENTAL INFORMATION
                                 (in thousands)
                                   (Unaudited)

     Discretionary cash flow and EBITDAX (as defined below) are presented herein because of their wide acceptance as supplemental indicators of a company's ability to internally fund exploration and development activities and to service or incur debt. Discretionary cash flow and EBITDAX should not be considered as alternatives to net cash provided by operating activities, net income (loss) or income (loss) from continuing operations, as defined by generally accepted accounting principles. Discretionary cash flow and EBITDAX should also not be considered as indicators of the Company's financial performance, as alternatives to cash flow, as measures of liquidity or as being comparable to other similarly titled measures of other companies.

                                                  Three months ended           Year ended
                                                      December 31,             December 31,
                                                ----------------------    ----------------------
                                                   2002         2001         2002         2001
                                                ---------    ---------    ---------    ---------
Discretionary cash flows*:

   Net income (loss)                            $  18,420    $ (20,863)   $  26,713    $  99,996
   Depletion, depreciation and amortization        60,294       53,010      216,375      222,632
   Exploration and abandonments                    28,590       33,774       85,894      127,906
   Deferred income taxes                            1,171       (3,554)       2,788       (7,649)
   (Gain) loss on disposition of assets, net          (58)         996       (4,432)      (7,681)
   Interest related amortization                   (4,149)         243       (5,809)       8,689
   Commodity hedge related amortization             6,183          715       26,490        6,199
   Extraordinary items, losses on early
      extinguishment of debt                            2        5,127       22,346        3,753
   Other noncash items                              3,308       14,676        9,301       14,944
                                                 --------     --------     --------     --------
       Discretionary cash flow                  $ 113,761    $  84,124    $ 379,666    $ 468,789
                                                 ========     ========     ========     ========
-------------
*    Discretionary  cash flows equal cash flows from  operations  before working capital changes and before exploration and abandonment expense.

EBITDAX**:

   Net income (loss)                            $  18,420    $ (20,863)   $  26,713    $  99,996
   Depletion, depreciation and amortization        60,294       53,010      216,375      222,632
   Exploration and abandonments                    28,590       33,774       85,894      127,906
   Interest expense                                24,410       29,821       95,815      131,958
   Income taxes                                     1,847       (1,371)       5,063        4,016
   (Gain) loss on disposition of assets, net          (58)         996       (4,432)      (7,681)
   Commodity hedge related amortization             6,183          715       26,490        6,199
   Extraordinary items, losses on early
       extinguishment of debt                           2        5,127       22,346        3,753
   Other noncash charges and expenses               3,568       16,440       15,137       17,551
                                                 --------     --------     --------     --------
                                                $ 143,256    $ 117,649    $ 489,401    $ 606,330
                                                 ========     ========     ========     ========
-------------
**   "EBITDAX"   represents   earnings  before   depletion,   depreciation   and
     amortization expense; impairment of oil and gas properties; exploration and abandonment  expense;  interest expense;  income taxes; gain or loss on the disposition of assets; commodity hedge related amortization;  extraordinary items; and, other noncash charges and expenses.

                        PIONEER NATURAL RESOURCES COMPANY

                         SUPPLEMENTAL HEDGE INFORMATION


                            Open Oil Hedge Positions
                            ------------------------

                                                       2003
                                -----------------------------------------------
                                 First    Second     Third    Fourth
                                Quarter   Quarter   Quarter   Quarter     Year     2004
                                -------   -------   -------   -------   -------   -------
Daily oil production:
     Swap Contracts:
     Volume (Bbl)                20,933    23,000    23,000    23,000    22,490    14,000
     NYMEX price                $ 25.00   $ 24.85   $ 24.40   $ 24.40   $ 24.65   $ 23.11




                            Open Gas Hedge Positions
                            ------------------------

                                                        2003
                                ----------------------------------------------------
                                 First     Second      Third     Fourth                                      2006 &
                                Quarter    Quarter    Quarter    Quarter      Year       2004      2005       2007
                                --------   --------   --------   --------   --------   --------   -------   --------

Daily gas production:
     Swap Contracts:
     Volume (Mcf)                230,000    230,000    230,000    230,000    230,000    180,000    10,000     20,000
     NYMEX price* (MMBtu)       $   3.85   $   3.85   $   3.85   $   3.85   $   3.85   $   3.85   $  3.75   $   3.75



           Deferred Gains (Losses) on Terminated Hedges (in thousands)
           -----------------------------------------------------------

                                                     2003
                                -----------------------------------------------
                                 First    Second     Third    Fourth
                                Quarter   Quarter   Quarter   Quarter     Year     2004      2005     Thereafter
                                -------   -------   -------   -------   -------   -------   -------   ----------

Commodity hedge gains**         $18,138   $18,051   $18,021   $17,864   $72,074   $44,763   $   616     $   -
Debt hedge gains (losses)***      5,937     5,564     4,735     4,161    20,397    11,203     4,217        (145)
                                 ------    ------    ------    ------    ------    ------    ------      ------

  Total deferred gains (losses) $24,075   $23,615   $22,756   $22,025   $92,471   $55,966   $ 4,833     $  (145)
                                 ======    ======    ======    ======    ======    ======    ======      ======


     *    Approximate, based on historical differentials to index prices.
     ** Deferred commodity hedge gains will be amortized as increases to the oil and gas sales revenues of the indicated future periods.
     *** Deferred debt hedge gains will be amortized as decreases to the interest expense of the indicated future periods and deferred debt hedge losses will be amortized as increases to the interest expense of the indicated future periods.